Note 4 - Basic and Diluted Loss Per Common Share	9 Months Ended
Sep. 30, 2021
Notes to Financial Statements
Earnings Per Share [Text Block]

4.         Basic and Diluted Loss Per Common Share

Basic and diluted loss per common share are computed based on the weighted average number of common shares outstanding. Common share equivalents consist of common shares issuable upon conversion of convertible preferred stock, and upon exercise of stock options and stock purchase warrants. All common share equivalents are excluded from the computation of diluted loss per share since the effect would be anti-dilutive. The weighted average number of common share equivalents which were excluded from the computation of diluted loss per share totaled 2,965,451 and 2,550,184 shares for the three-month and nine-month periods ended September 30, 2021, respectively, as compared to 204,553 and 78,754 shares for the three-month and nine-month periods ended September 30, 2020, respectively.